UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2024

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway,	N.E., Atlanta,	Georgia	30328
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

1.625% Senior Notes due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 6, 2024, United Parcel Service, Inc. (the “Company”) announced that Brian O. Newman will depart as the Company’s Executive Vice President and Chief Financial Officer, effective June 1, 2024. The Company and Mr. Newman intend to enter into a separation agreement memorializing the terms of his departure from the Company (the “Separation Agreement”). The Separation Agreement requires a general release of claims in favor of the Company and contains certain customary protective covenants in favor of the Company, including certain confidentiality, employee and customer non-solicitation, non-competition, and non-disparagement provisions. The Separation Agreement also provides, subject to Mr. Newman’s timely execution and non-revocation of a supplemental release of claims in favor of the Company, for compensation to be paid consistent with the terms and conditions of the previously approved UPS Key Employee Severance Plan (the “KESP”) as follows: (1) a cash payment of $1,830,471 representing one times his annual base salary, one times his target Management Incentive Program (“MIP”) award for 2024, and the cost difference between his current medical coverage and COBRA coverage for 18 months; (2) a cash payment of the MIP award he would have earned based on actual performance during the year ending December 31, 2024, prorated for the portion of the year Mr. Newman was employed by the Company; (3) vesting of the 35,166 restricted performance units (including any applicable dividend equivalent units, the “RPUs”) previously granted to him under the Company’s 2022, 2023 and 2024 Long-Term Incentive Performance programs, which awards will be paid following the completion of each applicable performance period, and with payments based on actual performance achievement, which awards have been prorated based on the number of months Mr. Newman was employed by the Company during each performance period; and (4) career counseling services valued at up to $20,000. In addition, Mr. Newman will have one year from June 1, 2024 to exercise his 38,931 vested option awards. Mr. Newman’s unvested option awards will be forfeited.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on May 2, 2024. The following matters were submitted to a vote of the shareholders.
Election of Directors:
Votes regarding the election of 12 directors for a term expiring at the Company’s 2025 annual meeting of shareholders, or until their earlier resignation, removal or retirement, were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Carol B. Tomé	1,100,943,409	92,651,256	13,455,372	118,161,107
Rodney C. Adkins	1,080,010,278	113,313,118	13,726,641	118,161,107
Eva C. Boratto	1,122,128,263	71,264,679	13,657,095	118,161,107
Michael J. Burns	1,108,621,293	84,231,067	14,197,677	118,161,107
Wayne M. Hewett	1,125,856,127	67,122,458	14,071,452	118,161,107
Angela Hwang	1,125,495,511	68,020,894	13,533,632	118,161,107
Kate E. Johnson	1,024,297,470	157,523,906	25,228,661	118,161,107
William R. Johnson	980,295,595	211,282,523	15,471,919	118,161,107
Franck J. Moison	1,029,740,128	161,915,949	15,393,960	118,161,107
Christiana Smith Shi	1,107,781,267	85,007,624	14,261,146	118,161,107
Russell Stokes	1,027,006,671	163,070,544	16,972,822	118,161,107
Kevin M. Warsh	1,027,635,391	163,982,306	15,432,340	118,161,107
Under the Company’s Bylaws, each of the director nominees was elected.

Approval, on an Advisory Basis, of Named Executive Officer Compensation:
Votes regarding the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,051,455,683	119,179,037	36,415,317	118,161,107
The proposal passed.
Ratification of Accountants:
Votes regarding the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 were as follows:

FOR	AGAINST	ABSTAIN
1,267,812,792	48,400,416	8,997,936
The proposal passed.
Shareowner Proposals:
Votes on a shareowner proposal to reduce the voting power of UPS class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
437,389,007	761,864,206	7,796,824	118,161,107
The proposal did not pass.
Votes on a shareowner proposal requesting the Company prepare a report on risks arising from voluntary carbon-reduction commitments:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
95,501,551	1,091,465,173	20,083,313	118,161,107
The proposal did not pass.
Votes on a shareowner proposal requesting the Company prepare an annual report on the effectiveness of the Company's diversity, equity and inclusion efforts were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
268,753,475	921,850,633	16,445,929	118,161,107
The proposal did not pass.

Item 7.01    Regulation FD Disclosure.
A press release issued by the Company on May 6, 2024 announcing Mr. Newman’s departure from the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein to this Item 7.01 by reference.
The information under this Item 7.01, including the referenced press release, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press release issued May 6, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	May 6, 2024	By:	/s/ Norman M. Brothers, Jr.
Name: Norman M. Brothers, Jr.
Title: Executive Vice President, Chief Legal and Compliance Officer